ADVISORS SERIES TRUST

ITEM G.1.ii. Provision of Financial Support Attachment

On September 18, 2020, the PIA High Yield Fund and the PIA High Yield (MACS) Fund received a reimbursement of $153,625, and $199,712, respectively, from the Adviser and Administrator related to a corporate action instruction error that occurred during the year ended November 30, 2020. The net reimbursement comprises the “net increase from payment by affiliate and administrator due to operational error” in the statement of operations in the annual report dated November 30, 2020. Due to a miscommunication the tender offer for the Martin Midstream corporate action was not processed correctly. This resulted in each Fund’s position being tendered rather than exchanged. The tender value of Martin Midstream in the PIA High Yield Fund and the PIA High Yield (MACS) Fund was $325,000 and $422,500, respectively.

Security	Security Type	Coupon	CUSIP	ISIN
Martin Midstream Partners L.P.	Corporate Bond	7.25%	573334AD1	US573334AD16